UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2011

Independence Bancshares, Inc.

(Exact name of registrant

as specified in its charter)

South Carolina	333-121485	20-1734180
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

500 East Washington Street, Greenville, South Carolina, 29601

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (864) 672-1776

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement

On November 14, 2011, the Board of Directors of Independence National Bank, the subsidiary of Independence National Bancshares, Inc., executed a Stipulation and Consent to the Issuance of a Consent Order with the Office of the Comptroller of the Currency.

Although the Bank neither admitted nor denied any unsafe or unsound banking practices or violations of law or regulation, it agreed to the Consent Order. The Order requires the Bank to take the following actions, among other things: maintain its compliance committee to monitor and coordinate the Bank’s compliance with the Order; ensure that the Bank has competent and effective Board oversight and management; prepare a written analysis on the Board’s decision whether to sell, merge, liquidate or remain independent, and in the event the Board determines that the Bank is to remain independent, to prepare an updated three-year strategic plan including a capital plan; achieve Tier 1 capital at least equal to 9% of adjusted total assets, Tier 1 risk based capital at least equal to 10%, and total risk based capital at least equal to 12% of risk-weighted assets by March 31, 2012; ensure adherence to a written profit plan to improve and sustain the earnings of the Bank; maintain a comprehensive liquidity risk management program; ensure adherence to a written program to reduce the credit risk in the Bank; ensure adherence to a written program to improve the bank’s loan portfolio management; ensure adherence to a written concentrations of credit management program; obtain current and complete credit information on all loans lacking such information; and satisfy certain conditions prior to granting, extending, renewing, altering or restructuring any loan or other extension of credit. The Order will remain in effect until modified or terminated by the OCC.  Any material failure to comply with the provisions of the Order could result in additional enforcement actions by the OCC.

The foregoing description of the Order is qualified in its entirety by reference thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.  The Stipulation and Consent to the Issuance of a Consent Order is also attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 1.02 — Termination of a Material Definitive Agreement

In connection with execution of the Order, which supersedes the Formal Agreement, dated January 20, 2010, previously entered between the Bank and the OCC, the OCC terminated the Formal Agreement, effective as of November 14, 2011.  The Termination Notice with respect to the Formal Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

See the Company’s Current Report on Form 8-K filed on January 22, 2010 for more information regarding the Formal Agreement.

Item 9.01 — Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are filed as part of this report:

Item
Number	Exhibit

10.1	Form of Consent Order, effective November 14, 2011, issued by the Comptroller of the Currency in the matter of Independence National Bank

10.2	Form of Stipulation and Consent to the Issuance of a Consent Order, effective November 14, 2011, between the Comptroller of the Currency and Independence National Bank

10.3	Form of Notice of Termination of the Formal Agreement, effective November 14, 2011, by and between the Comptroller of the Currency and Independence National Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE BANCSHARES, INC.

		By:	/s/ Lawrence R. Miller
			Name:	Lawrence R. Miller
			Title:	Chief Executive Officer

Dated:	November 18, 2011

INDEX TO EXHIBITS

Item
Number	Exhibit

10.1	Form of Consent Order, effective November 14, 2011, issued by the Comptroller of the Currency in the matter of Independence National Bank

10.2	Form of Stipulation and Consent to the Issuance of a Consent Order, effective November 14, 2011, between the Comptroller of the Currency and Independence National Bank

10.3	Form of Notice of Termination of the Formal Agreement, effective November 14, 2011, by and between the Comptroller of the Currency and Independence National Bank